INCOME TAXES - Reconciliation of Effective Tax Rate (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Effective Income Tax Rate Reconciliation
Expected income tax (expense) benefit	$ 23	$ 23	$ 8
Non-taxable investment income	2	1	1
Valuation allowance	(4)	0	0
Tax settlements/uncertain tax position release	0	0	8
Change in tax law	0	0	12
Income tax (expense) benefit	$ 21	$ 24	$ 29